                                                                 Exhibit 10.5.11
                                                           Name:  Kimball Morris


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



       BRIERBROOK PARTNERS,
            L.L.C.                          PERCENTAGE                   CASH
           OWNERSHIP                         OWNERSHIP                  AMOUNT
       --------------------                 ----------                 --------
           $100,000                            6.67%                   $130,000





                                            /s/  Kimball Morris
                                            ------------------------------------
                                            Name:  Kimball Morris

May 21, 2002
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